Exhibit 99.2

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
WARRANT TO PURCHASE COMMON STOCK

BTC DIGITAL LTD

The undersigned holder hereby exercises the right to purchase                115,289                        shares of Common Stock (“Warrant Shares”) of                               BTC DIGITAL LTD                 evidenced by the attached Warrant to Purchase Common Stock (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective                                 meanings set forth in the Warrant.

1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

a. “Cash Exercise” with respect to Warrant Shares; and/or

b. “Cashless Exercise” with respect to Warrant Shares.

2. Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $ - to the Company in accordance with the terms of the Warrant.

3. Delivery of Warrant Shares. The Company shall deliver to the holder Warrant Shares via DWAC to:

Fidelity

DTC:

Acct:

Date: 11/13/2024

Name of Registered Holder: Armistice Capital Master Fund Ltd

/s/ Scott Miller
Name:	Scott Miller
Title:	Director of Operations of Investment Manager, Armistice Capital, LLC

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
WARRANT TO PURCHASE COMMON STOCK

BTC DIGITAL LTD

The undersigned holder hereby exercises the right to purchase                139,500                        shares of Common Stock (“Warrant Shares”) of                               BTC DIGITAL LTD                 evidenced by the attached Warrant to Purchase Common Stock (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective                                 meanings set forth in the Warrant.

1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

a. “Cash Exercise” with respect to Warrant Shares; and/or

b. “Cashless Exercise” with respect to Warrant Shares.

2. Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $ - to the Company in accordance with the terms of the Warrant.

3. Delivery of Warrant Shares. The Company shall deliver to the holder Warrant Shares via DWAC to:

Fidelity

DTC:

Acct:

Date: 11/13/2024

Name of Registered Holder: Armistice Capital Master Fund Ltd

/s/ Scott Miller
Name:	Scott Miller
Title:	Director of Operations of Investment Manager, Armistice Capital, LLC

NOTICE OF EXERCISE

TO:	BTC DIGITAL, LTD. (FORMERLY METEN HOLDING GROUP, LTD)

(1) The undersigned hereby elects to purchase 71,156 Warrant Shares (via Cashless Exercise of 2,117,325 Warrants) of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐	in lawful money of the United States; or

☒	[if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_____________________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

DTC Participant: Clear Street, LLC

DTC Number:

Account Name: Empery Asset Master, LTD Account Number:

[SIGNATURE OF HOLDER]

Name of Investing Entity: Empery Asset Master, LTD
Signature of Authorized Signatory of Investing Entity:	/s/ Ryan Lane
Name of Authorized Signatory: Ryan Lane
Title of Authorized Signatory: Director
Date: 11/12/2024

NOTICE OF EXERCISE

TO:	BTC DIGITAL, LTD. (FORMERLY METEN HOLDING GROUP, LTD)

(1) The undersigned hereby elects to purchase 21,883 Warrant Shares (via Cashless Exercise of 651,153 Warrants) of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐	in lawful money of the United States; or

☒	[if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_____________________________________

The Warrant Shares shall be delivered to the following DWAC Account Number: DTC

Participant: Clear Street, LLC

DTC Number:

Account Name: Empery Tax Efficient, LP Account Number:

[SIGNATURE OF HOLDER]

Name of Investing Entity: Empery Tax Efficient, LP
By: Empery Asset Management, LP, its authorized agent
By: Empery AM GP, LLC
Signature of Authorized Signatory of Investing Entity:	/s/ Ryan Lane
Name of Authorized Signatory: Ryan Lane
Title of Authorized Signatory: Managing Member
Date: 11/12/2024

NOTICE OF EXERCISE

TO:	BTC DIGITAL, LTD. (FORMERLY METEN HOLDING GROUP, LTD)

(1) The undersigned hereby elects to purchase 43,913 Warrant Shares (via Cashless Exercise of 1,306,680 Warrants) of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐	in lawful money of the United States; or

☒	[if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_____________________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

DTC Participant: Clear Street, LLC

DTC Number:

Account Name: Empery Tax Efficient III, LP

Account Number:

[SIGNATURE OF HOLDER]

Name of Investing Entity: Empery Tax Efficient III, LP
By: Empery Asset Management, LP, its authorized agent
By: Empery AM GP, LLC
Signature of Authorized Signatory of Investing Entity:	/s/ Ryan Lane
Name of Authorized Signatory: Ryan Lane
Title of Authorized Signatory: Managing Member
Date: 11/12/2024

NOTICE OF EXERCISE

TO:	BTC DIGITAL, LTD. (FORMERLY METEN HOLDING GROUP, LTD)

(1) The undersigned hereby elects to purchase 73,019 Warrant Shares (via Cashless Exercise of 1,748,952 Warrants) of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐	in lawful money of the United States; or

☒	[if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_____________________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

DTC Participant: Clear Street, LLC

DTC Number:

Account Name: Empery Asset Master, LTD Account Number:

[SIGNATURE OF HOLDER]

Name of Investing Entity: Empery Asset Master, LTD
Signature of Authorized Signatory of Investing Entity:	/s/ Ryan Lane
Name of Authorized Signatory: Ryan Lane
Title of Authorized Signatory: Director
Date: 11/12/2024

NOTICE OF EXERCISE

TO:	BTC DIGITAL, LTD. (FORMERLY METEN HOLDING GROUP, LTD)

(1) The undersigned hereby elects to purchase 22,456 Warrant Shares (via Cashless Exercise of 537,866 Warrants) of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐	in lawful money of the United States; or

☒	[if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_____________________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

DTC Participant: Clear Street, LLC

DTC Number:

Account Name: Empery Tax Efficient, LP

Account Number:

[SIGNATURE OF HOLDER]

Name of Investing Entity: Empery Tax Efficient, LP
By: Empery Asset Management, LP, its authorized agent
By: Empery AM GP, LLC
Signature of Authorized Signatory of Investing Entity:	/s/ Ryan Lane
Name of Authorized Signatory: Ryan Lane
Title of Authorized Signatory: Managing Member
Date: 11/12/2024

NOTICE OF EXERCISE

TO:	BTC DIGITAL, LTD. (FORMERLY METEN HOLDING GROUP, LTD)

(1) The undersigned hereby elects to purchase 45,063 Warrant Shares (via Cashless Exercise of 1,079,349 Warrants) of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐	in lawful money of the United States; or

☒	[if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_____________________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

DTC Participant: Clear Street, LLC

DTC Number:

Account Name: Empery Tax Efficient III, LP

Account Number:

[SIGNATURE OF HOLDER]

Name of Investing Entity: Empery Tax Efficient III, LP
By: Empery Asset Management, LP, its authorized agent
By: Empery AM GP, LLC
Signature of Authorized Signatory of Investing Entity:	/s/ Ryan Lane
Name of Authorized Signatory: Ryan Lane
Title of Authorized Signatory: Managing Member
Date: 11/12/2024

NOTICE OF EXERCISE

TO:	BTC DIGITAL, LTD. (FORMERLY METEN HOLDING GROUP, LTD)

(1) The undersigned hereby elects to purchase 11,245 Warrant Shares (via Cashless Exercise of 253,420 Warrants) of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐	in lawful money of the United States; or

☒	[if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_____________________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

DTC Participant: Clear Street, LLC

DTC Number:

Account Name: Empery Asset Master, LTD

Account Number:

[SIGNATURE OF HOLDER]

Name of Investing Entity: Empery Asset Master, LTD
Signature of Authorized Signatory of Investing Entity:	/s/ Ryan Lane
Name of Authorized Signatory: Ryan Lane
Title of Authorized Signatory: Director Date:
11/13/2024

NOTICE OF EXERCISE

TO:	BTC DIGITAL, LTD. (FORMERLY METEN HOLDING GROUP, LTD)

(1) The undersigned hereby elects to purchase 3,459 Warrant Shares (via Cashless Exercise of 77,953 Warrants) of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐	in lawful money of the United States; or

☒	[if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_____________________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

DTC Participant: Clear Street, LLC

DTC Number:

Account Name: Empery Tax Efficient, LP

Account Number:

[SIGNATURE OF HOLDER]

Name of Investing Entity: Empery Tax Efficient, LP
By: Empery Asset Management, LP, its authorized agent
By: Empery AM GP, LLC
Signature of Authorized Signatory of Investing Entity:	/s/ Ryan Lane
Name of Authorized Signatory: Ryan Lane
Title of Authorized Signatory: Managing Member
Date: 11/13/2024

NOTICE OF EXERCISE

TO:	BTC DIGITAL, LTD. (FORMERLY METEN HOLDING GROUP, LTD)

(1) The undersigned hereby elects to purchase 6,940 Warrant Shares (via Cashless Exercise of 156,401 Warrants) of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐	in lawful money of the United States; or

☒	[if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_____________________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

DTC Participant: Clear Street, LLC

DTC Number:

Account Name: Empery Tax Efficient III, LP

Account Number:

[SIGNATURE OF HOLDER]

Name of Investing Entity: Empery Tax Efficient III, LP
By: Empery Asset Management, LP, its authorized agent
By: Empery AM GP, LLC
Signature of Authorized Signatory of Investing Entity:	/s/ Ryan Lane
Name of Authorized Signatory: Ryan Lane
Title of Authorized Signatory: Managing Member
Date: 11/13/2024

NOTICE OF EXERCISE

TO:	BTC DIGITAL, LTD. (FORMERLY METEN HOLDING GROUP, LTD)

(1) The undersigned hereby elects to purchase 11,524 Warrant Shares (via Cashless Exercise of 259,792 Warrants) of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐	in lawful money of the United States; or

☒	[if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_____________________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

DTC Participant: Clear Street, LLC

DTC Number:

Account Name: Empery Asset Master, LTD

Account Number:

[SIGNATURE OF HOLDER]

Name of Investing Entity: Empery Asset Master, LTD
Signature of Authorized Signatory of Investing Entity:	/s/ Ryan Lane
Name of Authorized Signatory: Ryan Lane
Title of Authorized Signatory: Director
Date: 11/14/2024

NOTICE OF EXERCISE

TO:	BTC DIGITAL, LTD. (FORMERLY METEN HOLDING GROUP, LTD)

(1) The undersigned hereby elects to purchase 3,544 Warrant Shares (via Cashless Exercise of 79,887 Warrants) of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐	in lawful money of the United States; or

☒	[if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_____________________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

DTC Participant: Clear Street, LLC

DTC Number:

Account Name: Empery Tax Efficient, LP

Account Number:

[SIGNATURE OF HOLDER]

Name of Investing Entity: Empery Tax Efficient, LP
By: Empery Asset Management, LP, its authorized agent
By: Empery AM GP, LLC
Signature of Authorized Signatory of Investing Entity:	/s/ Ryan Lane
Name of Authorized Signatory: Ryan Lane
Title of Authorized Signatory: Managing Member
Date: 11/14/2024

NOTICE OF EXERCISE

TO:	BTC DIGITAL, LTD. (FORMERLY METEN HOLDING GROUP, LTD)

(1) The undersigned hereby elects to purchase 7,112 Warrant Shares (via Cashless Exercise of 160,321 Warrants) of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐	in lawful money of the United States; or

☒	[if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_____________________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

DTC Participant: Clear Street, LLC

DTC Number:

Account Name: Empery Tax Efficient III, LP

Account Number:

[SIGNATURE OF HOLDER]

Name of Investing Entity: Empery Tax Efficient III, LP
By: Empery Asset Management, LP, its authorized agent
By: Empery AM GP, LLC
Signature of Authorized Signatory of Investing Entity:	/s/ Ryan Lane
Name of Authorized Signatory: Ryan Lane
Title of Authorized Signatory: Managing Member
Date: 11/14/2024

NOTICE OF EXERCISE

TO:	BTC DIGITAL, LTD. (FORMERLY METEN HOLDING GROUP, LTD)

(1) The undersigned hereby elects to purchase 51,019 Warrant Shares (via Cashless Exercise of 1,150,233 Warrants) of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐	in lawful money of the United States; or

☒	[if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_____________________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

DTC Participant: Clear Street, LLC

DTC Number:

Account Name: Empery Asset Master, LTD

Account Number:

[SIGNATURE OF HOLDER]

Name of Investing Entity: Empery Asset Master, LTD
Signature of Authorized Signatory of Investing Entity:	/s/ Ryan Lane
Name of Authorized Signatory: Ryan Lane
Title of Authorized Signatory: Director
Date: 11/14/2024

NOTICE OF EXERCISE

TO:	BTC DIGITAL, LTD. (FORMERLY METEN HOLDING GROUP, LTD)

(1) The undersigned hereby elects to purchase 15,689 Warrant Shares (via Cashless Exercise of 353,703 Warrants) of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐	in lawful money of the United States; or

☒	[if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_____________________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

DTC Participant: Clear Street, LLC

DTC Number:

Account Name: Empery Tax Efficient, LP

Account Number:

[SIGNATURE OF HOLDER]

Name of Investing Entity: Empery Tax Efficient, LP
By: Empery Asset Management, LP, its authorized agent
By: Empery AM GP, LLC
Signature of Authorized Signatory of Investing Entity:	/s/ Ryan Lane
Name of Authorized Signatory: Ryan Lane
Title of Authorized Signatory: Managing Member
Date: 11/14/2024

NOTICE OF EXERCISE

TO:	BTC DIGITAL, LTD. (FORMERLY METEN HOLDING GROUP, LTD)

(1) The undersigned hereby elects to purchase 31,484 Warrant Shares (via Cashless Exercise of 709,821 Warrants) of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐	in lawful money of the United States; or

☒	[if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_____________________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

DTC Participant: Clear Street, LLC

DTC Number:

Account Name: Empery Tax Efficient III, LP

Account Number:

[SIGNATURE OF HOLDER]

Name of Investing Entity: Empery Tax Efficient III, LP
By: Empery Asset Management, LP, its authorized agent
By: Empery AM GP, LLC
Signature of Authorized Signatory of Investing Entity:	/s/ Ryan Lane
Name of Authorized Signatory: Ryan Lane
Title of Authorized Signatory: Managing Member
Date: 11/14/2024

EXHIBIT A

NOTICE OF EXERCISE

TO:	BTC DIGITAL LTD

COPY FOR INFORMATION PURPOSES TO: AEGIS CAPITAL CORP. (BANKING@AEGISCAP.COM; SYNDICATE@AEGISCAP.COM)

(1) The undersigned hereby elects to purchase 73,502 Warrant Shares of the Company pursuant to the terms of the attached Warrant dated August 8, 2022 (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐	in lawful money of the United States, payable to the Company; or

☒	if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_____________________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

DTC        ______________________________

Account:                 _______________________

_____________________________________

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: Sabby Volatility Warrant Master Fund LTD
Signature of Authorized Signatory of Investing Entity:	/s/ Sam Mintz
Name of Authorized Signatory: Sam Mintz
Title of Authorized Signatory: Administrative Officer
Date: See Email For Date

EXHIBIT A

NOTICE OF EXERCISE

TO:	BTC DIGITAL LTD

COPY FOR INFORMATION PURPOSES TO: AEGIS CAPITAL CORP. (BANKING@AEGISCAP.COM; SYNDICATE@AEGISCAP.COM)

(1) The undersigned hereby elects to purchase 100,000 Warrant Shares of the Company pursuant to the terms of the attached Warrant dated August 8, 2022 (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐	in lawful money of the United States, payable to the Company; or

☒	if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_____________________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

DTC         ______________________________

Account:               ________________________

_____________________________________

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: Sabby Volatility Warrant Master Fund LTD
Signature of Authorized Signatory of Investing Entity:	/s/ Sam Mintz
Name of Authorized Signatory: Sam Mintz
Title of Authorized Signatory: Administrative Officer
Date: See Email For Date